EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350,
AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Shoe Carnival, Inc. (the "Company") on Form 10-Q for the period ending May 1, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I W. Kerry Jackson, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-OxleyAct of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 8, 2004	By: /s/ W. Kerry Jackson W. Kerry Jackson Senior Vice President and Chief Financial Officer